SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 25, 2007


                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       Louisiana                      0-25538           72-1287456
----------------------------       --------------       -------------
(State or other jurisdiction       (SEC File No.)       (IRS Employer
     of incorporation)                                  Identification
                                                            Number)

211 Willow Street, Franklin, Louisiana                       70538
--------------------------------------                       -----
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (337) 560-7151
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                              TECHE HOLDING COMPANY

                        Section 2 - Financial Information

Item 2.02.  Results of Operation and Financial Condition.

         On January 25, 2007, the Registrant issued a press release to report earnings for the quarter ended December 31, 2006. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits:

                  Exhibit 99 - Press Release dated January 25, 2007
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            TECHE HOLDING COMPANY


Date: January 31, 2007                      By:   /s/J. L. Chauvin
                                                  ----------------------------
                                                  J. L. Chauvin
                                                  Vice President and Treasurer